UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Westfield Capital Large Cap Growth Fund

Westfield Capital Dividend Growth Fund

Annual Report	October 31, 2014

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
OCTOBER 31, 2014

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-454-0738; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Dear Shareholder:

Domestic equities continued their ascent, delivering returns that ranged from 8% for small capitalization indices to 17% for large caps. The advance, however, was not euphoric in nature. Rather, the U.S. equity markets climbed a “wall of worry,” peppered with obstacles such as sluggish economic momentum, geopolitical issues, and central bank policies. The performance dispersion by market capitalization began in April and increased as the year progressed. Small capitalization stocks corrected sharply in July and then again in early fall, and September was unkind to risky assets across all market capitalizations. Increased volatility might have stemmed from investor concerns about the global economy and the potential for market disruptions brought by the U.S. Federal Reserve’s monetary policy tightening. However, most of the economic news in the United States has been to the upside. Employment levels and participation are strengthening, and U.S. housing – a source of concern at the beginning of the summer – has stabilized and improved. While economic growth in the U.S. accelerates, the rest of the world remains economically volatile and subject to rapid geopolitical change.

The Westfield Capital Large Cap Growth Fund (the “Fund”) Institutional Class Shares gained 16.36% for the year ended October 31, 2014, trading effectively in line with the Russell 1000 Growth Index, which rose 17.11%. Strength in Health Care, Consumer Discretionary, and Energy offset weakness in Materials, Industrials, and Consumer Staples.

Health Care contributed 119 basis points (bps) to relative returns. Teva Pharmaceutical Industries Limited was the sector’s biggest source of strength. The company is best known for its over-the-counter medicines for treating colds and allergies, but it also develops branded and generic products for a variety of indications. In February, Teva reported quarterly results that highlighted surprisingly robust sales of Copaxone, a proprietary drug for the treatment of multiple sclerosis. Our meeting with the company in early March reinforced our conviction in the drug’s future growth trajectory. Celgene Corp., a developer of biopharmaceuticals, also contributed to excess gains. We remain confident in Celgene’s ability to drive double-digit growth on the top and bottom line given its robust, low-risk product pipeline. Additionally, it is our expectation that Celgene will reach a pre-trial settlement in their Revlimid patent case with Actavis Plc by the first half of 2015, which would provide additional visibility to

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

the long-term sales potential of the drug. Actavis Plc, focused on manufacturing generic and over-the-counter products, also contributed meaningfully to relative returns. The shares rose sharply in February, after the company announced a definitive agreement to acquire Forest Laboratories, a specialty pharmaceutical firm with well-established franchises in multiple therapeutic areas. In addition to double-digit accretion in 2015 and 2016, the acquisition enables Actavis to realize the 50/50 branded to generic drug balance that the company has historically sought.

Consumer Discretionary contributed 104 bps to incremental performance. Walt Disney Company, an operator of amusement parks, hotels, and media networks, was the sector’s top absolute and relative performer. We believe the company has multiple catalysts for substantial earnings growth over the next several months given continued margin expansion in its Parks business, highly visible Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) growth in its Studio segment, and a strong content cycle in its Cable division. Apparel manufacturer V.F. Corp., a new addition to the Fund, also augmented excess gains. The company’s diversified brands make it less volatile than other apparel companies. Recent quarterly results indicate a clean inventory position, allowing the company to target strong gross margins. We came away from the company’s investor day in mid-September feeling positive about the company’s appetite for continued acquisitions. V.F. expects to realize margin expansion in its recently acquired Timberland segment as it refines production and sourcing.

Investments in Energy added 16 bps to relative results. Energy companies were among the broad market’s worst performers during the period, as the ongoing economic weakness in Europe and Asia and the U.S. shale oil glut impacted the industry’s supply and demand dynamics. While the Fund’s overweight of the sector restrained incremental gains, the negative allocation impact was more than offset by successful stock picking, particularly within oil & gas refining and marketing. We believe most refiners are mispriced by the Street, with valuation multiples based on their refining merits alone, yet refines often have significant mid-stream assets, which in some cases represent up to 40% of their value. Petroleum products refiner Valero Energy Corp., for instance, which was the Energy sector’s top contributor, has approximately $800 million in operating earnings that can be transferred into Valero Energy Partners LP. The company’s operational performance has been remarkably strong – the company bested consensus earnings expectations in five consecutive quarters and raised

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

its dividend twice in the past nine months. According to our estimates, Valero will make $3.50 in free cash flow per share in fiscal 2014, despite the $1 billion growth in CAPEX. This strong cash flow generation should continue to enhance an already over-capitalized balance sheet and allow for further dividend increases and share buybacks.

Materials detracted 79 bps from relative returns. Earnings prospects of most Materials companies are closely tied to global economic health. As the year progressed, we received clearer signals that economies outside North America were, in fact, deteriorating. The Fund’s active exposure to Materials decreased in the second half of 2014. Shares of FMC Corp., a developer of specialty and agricultural chemicals, were sold in September. The trade was motivated by a change in the company’s strategy. Our initial sum-of-the-parts analysis of FMC’s intrinsic value was based on the company’s proposed split into two publicly traded entities and when FMC abandoned its divesture plans and announced a decision to acquire a global crop chemical company instead, we exited our investment in the stock. We continue to be selective in our investments within the sector, favoring innovation-driven companies that exhibit secular growth from new material use or market share gains. For example, we continue to own polymers producer Celanese Corp., which also underperformed during the period, for its exposure to the engineered plastics niche, an area of higher growth triggered by innovation within the auto industry.

Investments in Industrials were responsible for 55 bps of relative losses. Recent months saw a significant divergence in performance within the Industrial universe, with domestically-focused companies generally outperforming globally-oriented firms. Large capitalization industrial machinery companies, which on average generate approximately 25% of their revenues in Europe, were not immune to the perceived weakening of the global economy. Precision Castparts Corp., a manufacturer of castings, forgings, and fastener systems for aerospace and industrial gas turbine applications, was the sector’s most significant detractor from excess gains. The company’s quarter-over-quarter revenues can be volatile given many moving pieces (including zero margin material pass-through), but it has consistently delivered record cash flows and profit margin growth. Organic revenue growth and M&A goals should ultimately drive a double-digit growth in earnings longer term. United Technologies Corporation, a manufacturer of engine parts, elevators, and air conditioning equipment, also detracted from incremental returns. Although we had been constructive on the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

company’s key end markets, we sold the position after management provided weaker-than-expected forward guidance for 2015 due to soft trends in United’s Pratt & Whitney division and additional pricing headwinds in Europe.

Consumer Staples detracted 40 bps from relative returns. Hershey Company, a confectionary products maker, came under selling pressure during the year as several Wall Street analysts expressed concerns about market share loss and slower earnings growth. Our analysis and interactions with company management gave us the confidence to remain invested in Hershey. Shares of Whole Foods Market, Inc., an operator of organic and natural food stores, traded down earlier in the year as investors questioned the company’s ability to sustain its above-industry-average growth. Although Whole Foods, which remains the leader in its category, has delivered double-digit year-over-year earnings growth, we exited the Fund’s investment in the stock in mid-April given a moderation in the company’s comparable same store sales, before the company’s disappointing release of quarterly earnings results in early May.

We remain positive on the longer-term outlook for domestic equities. GDP components suggest that economic growth in the U.S. will continue to accelerate in the months ahead. Employment has improved significantly, and we have recaptured all the jobs lost during the economic downturn. Manufacturing and automobile production are strong, as is non-residential construction, which, in turn, should boost demand in the transportation/logistics industries. Retail sales are poised to rebound with the improved employment picture, coupled with lower energy prices and food costs. We are more cautious on the broader, more generally diversified business models, which are exposed to various geographies around the world. We believe that the world has become more volatile over the summer, and more difficult to predict. Our goal is to identify investments which will benefit from the positive trends in North America without being exposed to systemic risks elsewhere. As always, we are building the Fund on the foundation of company-specific fundamental analysis and a strict valuation discipline.

Definition of Comparative Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Westfield Capital Large Cap Growth Fund, Institutional or Investor Class Shares, versus the Russell 1000 Growth Index

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2014(1)
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Class Shares	16.36%	18.98%	14.31%
Investor Class Shares	15.98%	18.73%	14.09%
Russell 1000 Growth Index	17.11%	19.30%	15.84%

*	Commenced operations on July 13, 2011.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Dear Shareholder:

The U.S. stock market posted double-digit gains during the past year, reaching fresh highs by the end of October. The larger capitalization stocks substantially outperformed their smaller capitalization peers. As the year progressed, we also saw a significant divergence in sector performance, with commodity-sensitive Energy, Materials, and Industrials underperforming companies within the Health Care and Technology sectors. After several years of low volatility, we would not be surprised to see increased stock market volatility going forward, driven by investor concerns about the global economy and the Federal Reserve’s monetary policy tightening. The U.S. economy is solid and improving. Employment levels and participation are strengthening, inflation is quiescent and U.S. housing – a source of concern at the beginning of the summer – has stabilized. Our analysis of the macroeconomic trends suggests that the domestic economy might be moving toward a more mature stage of the economic cycle, a backdrop that typically benefits dividend growth strategies. If the Federal Reserve does begin to tighten in 2015, rising rates will lead to higher risks of borrowing, reigniting investor appetite for high quality, free cash flow generating companies.

The Westfield Capital Dividend Growth Fund (the “Fund”) Institutional Class Shares gained 10.67% in the year ended October 31, 2014, underperforming the S&P 500 Index and NASDAQ Dividend Achievers Select Total Return Index, which returned 17.27% and 11.26%, respectively. The after tax rate of return is again very close to the pre-tax rate of return. As of the fiscal year end, the dividend yield of the Fund was 2.42% and its 3-year dividend growth rate was 14.56%. The NASDAQ Dividend Achievers Select Total Return Index’s comparative metrics were 2.01% and 12.95%, respectively. With the yield on the ten year treasury bond just over 2%, we feel strongly that a Fund of dividend growth stocks with a current yield of 2.4% that is growing the dividend at approximately 15% could outperform significantly over time. The Fund delivered incremental gains across six economic sectors, particularly benefiting from double-digit advances in the Information Technology, Energy, Consumer Discretionary, and the Health Care sectors.

The Health Care sector remains the Fund’s largest active exposure. Within the sector we focus on companies that are relatively immune to some of the typical pressures and risks faced by health care companies, such as reimbursement and

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

pricing risks. The Fund owns several large capitalization pharmaceutical and health care equipment and service companies. Teva Pharmaceutical Industries, a long term holding, was one of the performance highlights within the sector. The company is best known for its over-the-counter medicines for treating colds and allergies, but it also develops branded and generic products for a variety of indications. We purchased the shares when expectations were low and it was trading at an 8x Price to Earning ratio. The catalyst for purchase was a new CEO who would embark on material cost cutting and explore new avenues for growth given ample free cash flow. Return of capital has been impressive with both high current dividends and share buyback programs – the latest stock repurchase authorization, which was announced in October, represents an increase of $1.7 billion to the existing program. The Health Care sector represents an attractive space for dividend growth as we are finding attractively valued companies both growing earnings and dividends.

We continue to be active in the Information Technology sector, favoring segments with stable and predictable cash flow growth such as data processing, software and internet. Apple Inc. and Microsoft Corporation are leaders in their space, reasonably valued and have massive free cash flow that they can return to shareholders. New management at Microsoft is aggressively transitioning the company into one with a bigger presence within the higher growth mobile and cloud segments. We believe the streamlining of operations, current cloud initiatives, and a continued focus on return of capital to shareholders should provide further upside to current consensus earnings estimates.

One area where we have significantly more interest today is Consumer Discretionary. Coming out of the financial crisis, negative home equity was a disproportionate drag on middle and lower income households, but recent stronger home price growth has lifted many homeowners back into positive territory. U.S. employment is healing and consumers have deleveraged. The drop in energy prices will be a huge tailwind for consumer spending. Interest rates remain low, inflation is quiet, wages are improving and food and energy costs are down. In short, we are positive the U.S. consumer. We tend to focus on less cyclical industries, such as media, cable & satellite, and movies & entertainment. That said, we are also positive on housing renovation, auto related, leisure and travel. We do not like shares of traditional “brick & mortar” retailers, which have lagged the broader market’s pace in the past twelve months, but instead have

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

invested in on-line consumer shopping beneficiaries, travel, entertainment and media companies, which have delivered double-digit gains. With the emergence of social innovation and mobile access devices, media consumption habits are changing. The most important demographic shaping the consumer spending landscape in the years ahead will be the Millennials. The proliferation of mobile devices is having a positive impact on media consumption, driving up the value and increasing the monetization opportunities for those with coveted programing. A healthy media ecosystem, where distributors and content owners alike can grow in tandem, is driving ever increasing cash flows. Managements of our holdings have proven to be good stewards of capital, and in many cases are returning cash aggressively via share buybacks and dividend growth.

The Fund’s Energy investments augmented performance results. Energy companies were among the broad market’s worst performers during the period, as ongoing economic weakness in Europe and Asia and the U.S. shale oil glut impacted the industry’s supply and demand dynamics and put pressure on oil prices. Our largest exposure to energy is in refining, a non-traditional place for dividend growth investors. Refining had been a poor industry for thirty years in the U.S., but we saw a fundamental industry change driven by shale oil production and management commitment to change. We originally purchased the refiners at 3x Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) because Wall Street did not understand the paradigm shift that was about to take place. Our refining holdings have continued to surprise to the upside this past year, benefitting from falling crude oil prices. We believe refiners are mispriced by the Street, with valuation multiples based on their refining merits alone, yet refiners often have significant mid-stream assets, which in some cases represent up to 40% of their value. West Coast refiner Tesoro Corp. was the best absolute and relative performer within the sector, and our largest energy holding. Tesoro has been growing the dividend at a very high rate and buying back stock over the last several years. Tesoro raised its dividend by 20% during the most recent quarter and authorized a $1 billion expansion of its current share repurchase program.

The Fund’s sizeable underweight of Consumer Staples detracted from relative returns over the last 12 months. Many dividend investors hide in Staples stocks because of the defensive nature of the industry and to capture the dividend yield. Fundamentals in food and beverage have been weak, with the food and

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

beverage industry showing little to no growth. These companies are well represented in the benchmark, but not in our Funds, given structural concerns we have about the end markets. When identifying investment opportunities within the sector we search for companies that are both growing earnings and have compelling free cash flow generation.

The stock market loves moderate earnings growth and no inflation. We expect 2015 to be another year of positive returns for U.S. equities, and we remain positive on domestic equities longer term. We think the decline in commodity prices and the rise in the U.S. dollar during the past several months are structural in nature and should benefit domestic GDP growth and the U.S. consumer, keeping inflation low and equity P/E’s slowly expanding. We are positive on the U.S. economy and the consumer, but negative on commodities. With interest rates on the 10-Year Treasury hovering around 2%, we remain confident in the long-term attractiveness of dividend growth stocks. Our focus remains on finding high quality secular growers that are committed to returning capital to shareholders through both dividend increases and stock buybacks.

Westfield Capital Management Company, L.P.

Definition of Comparative Indices

The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The S&P High Yield Dividend Aristocrats® Index is an unmanaged index designed to measure the performance of companies within the S&P Composite 1500® that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 years.

NASDAQ Dividend Achievers Select Total Return Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Westfield Capital Dividend Growth Fund, Institutional or Investor Class Shares, versus the S&P 500 Index, S&P High Yield Dividend Aristocrats Index and NASDAQ Dividend Achievers Select Total Return Index

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCOBER 31, 2014(1)
	One Year Return	Three Year Return*	Annualized Inception to Date*
Institutional Class Shares	10.67%	17.45%	13.31%
Investor Class Shares	10.76%	17.48%	13.33%
S&P 500 Index	17.27%	19.77%	14.91%
S&P High Yield Dividend Aristocrats Index	13.53%	18.26%	14.56%
NASDAQ Dividend Achievers Select Total Return Index	11.26%	16.46%	13.27%

*	Fund commenced operations on July 26, 2013. The performance data quoted for the Fund for periods prior to July 26, 2013 is that of another investment vehicle (the “Predecessor Fund”). The Predecessor Fund commenced operations on April 30, 2010. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2014 (Unaudited)

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2014

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.3%
	Shares	Value

CONSUMER DISCRETIONARY — 15.6%
Comcast, Cl A	87,065	$4,819,048
Delphi Automotive	30,850	2,128,033
Dollar Tree*	50,820	3,078,167
Home Depot	22,140	2,159,093
Priceline Group*	3,703	4,466,596
Starbucks	32,460	2,452,677
Twenty-First Century Fox ADR, Cl A	98,060	3,381,109
VF	47,540	3,217,507
Walt Disney	40,130	3,667,079
Yum! Brands	36,330	2,609,584

		31,978,893

CONSUMER STAPLES — 5.8%
Constellation Brands, Cl A*	22,300	2,041,342
Costco Wholesale	28,270	3,770,370
Estee Lauder, Cl A	38,140	2,867,365
Hershey	34,200	3,280,122

		11,959,199

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

ENERGY — 6.0%
Halliburton	58,030	$3,199,774
National Oilwell Varco	41,300	3,000,032
Suncor Energy	75,350	2,677,939
Valero Energy	67,120	3,362,041

		12,239,786

FINANCIALS — 4.5%
Citigroup	54,680	2,927,020
JPMorgan Chase	54,420	3,291,322
State Street	39,180	2,956,523

		9,174,865

HEALTH CARE — 23.8%
AbbVie	89,360	5,670,786
Actavis*	23,930	5,808,768
Cardinal Health	47,180	3,702,686
Celgene*	74,180	7,943,936
Cooper	24,760	4,058,164
Endo International*	48,830	3,267,704
Jazz Pharmaceuticals*	25,197	4,254,261
Shire ADR	22,070	4,409,586
Teva Pharmaceutical Industries ADR	105,080	5,933,868
Thermo Fisher Scientific	33,125	3,894,506

		48,944,265

INDUSTRIALS — 12.3%
AMETEK	48,910	2,550,656
Caterpillar	30,832	3,126,673
CSX	79,450	2,830,803
Danaher	36,230	2,912,892
Nielsen	55,120	2,342,049
PACCAR	43,470	2,839,461

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

INDUSTRIALS — continued
Precision Castparts	13,865	$3,060,006
Tyco International	66,770	2,866,436
United Continental Holdings*	19,660	1,038,245
United Technologies	14,905	1,594,835

		25,162,056

INFORMATION TECHNOLOGY — 23.6%
Apple	100,158	10,817,064
EMC	50,820	1,460,058
Facebook, Cl A*	63,300	4,746,867
Google, Cl A*	7,463	4,238,014
Google, Cl C*	7,463	4,172,414
Lam Research	42,420	3,302,821
Micron Technology*	46,100	1,525,449
Microsoft	108,870	5,111,447
NXP Semiconductor*	16,390	1,125,338
QUALCOMM	31,370	2,462,859
Salesforce.com inc*	77,990	4,990,580
Visa, Cl A	18,375	4,436,276

		48,389,187

MATERIALS — 4.8%
Celanese, Cl A	46,960	2,757,961
Monsanto	30,990	3,565,090
PPG Industries	17,695	3,604,294

		9,927,345

TELECOMMUNICATION SERVICES — 0.9%
Verizon Communications	38,070	1,913,017

TOTAL COMMON STOCK (Cost $139,330,622)		199,688,613

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2014

SHORT-TERM INVESTMENT (A) — 2.8%
	Shares	Value

Fidelity Institutional Money Market Funds – Prime Money Market Portfolio, 0.010% (Cost $5,768,669)	5,768,669	$5,768,669

TOTAL INVESTMENTS — 100.1% (Cost $145,099,291)		$205,457,282

Percentages are based on Net Assets of $205,207,257.
*	Non-income producing security.

(A) — The rate reported is the 7-day effective yield as of October 31, 2014.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2014

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.6%
	Shares	Value

CONSUMER DISCRETIONARY — 14.7%
Comcast, Cl A	41,680	$2,306,988
Garmin	26,680	1,480,206
Genuine Parts	19,790	1,921,213
Home Depot	21,160	2,063,523
Time Warner	29,770	2,365,822
Walt Disney	17,010	1,554,374
Wyndham Worldwide	26,950	2,093,207

		13,785,333

CONSUMER STAPLES — 18.8%
B&G Foods	63,760	1,878,370
Coca-Cola	45,090	1,888,369
Costco Wholesale	14,130	1,884,518
Fomento Economico Mexicano ADR	22,420	2,157,701
Kimberly-Clark	13,550	1,548,358
Mead Johnson Nutrition, Cl A	28,650	2,845,231
Mondelez International, Cl A	43,830	1,545,446
PepsiCo	16,930	1,628,158
Procter & Gamble	26,340	2,298,692

		17,674,843

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

ENERGY — 5.3%
Marathon Petroleum	30,600	$2,781,540
Tesoro	31,230	2,230,134

		5,011,674

FINANCIALS — 6.2%
JPMorgan Chase	38,260	2,313,965
MetLife	25,060	1,359,255
Starwood Property Trust REIT	96,015	2,166,098

		5,839,318

HEALTH CARE — 19.5%
Abbott Laboratories	41,920	1,827,293
AbbVie	22,790	1,446,253
Bristol-Myers Squibb	44,640	2,597,602
Cardinal Health	24,060	1,888,229
GlaxoSmithKline ADR	59,760	2,718,482
Medtronic	34,220	2,332,435
Pfizer	78,080	2,338,496
Teva Pharmaceutical Industries ADR	57,260	3,233,472

		18,382,262

INDUSTRIALS — 4.6%
Tyco International	56,970	2,445,722
Union Pacific	16,090	1,873,681

		4,319,403

INFORMATION TECHNOLOGY — 15.1%
Analog Devices	34,710	1,722,310
Apple	40,890	4,416,120
Automatic Data Processing	20,675	1,690,802
Cisco Systems	71,330	1,745,445

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2014

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — continued
Jack Henry & Associates	29,910	$1,789,216
Microsoft	59,580	2,797,281

		14,161,174

MATERIALS — 4.0%
Nucor	33,140	1,791,548
Packaging Corp of America	27,010	1,946,881

		3,738,429

TELECOMMUNICATION SERVICES — 2.3%
Verizon Communications	43,684	2,195,121

UTILITIES — 2.1%
American Water Works	36,750	1,961,348

TOTAL COMMON STOCK (Cost $73,057,214)		87,068,905

SHORT-TERM INVESTMENT (A) — 4.0%
Fidelity Institutional Money Market Funds – Prime Money Market Portfolio, 0.010% (Cost $3,785,578)	3,785,578	3,785,578

TOTAL INVESTMENTS — 96.6% (Cost $76,842,792)		$90,854,483

Percentages are based on Net Assets of $94,051,769.

(A) — The rate reported is the 7-day effective yield as of October 31, 2014.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES
	Large Cap Growth Fund	Dividend Growth Fund

Assets:
Investments, at Value (Cost $145,099,291 and $76,842,792, respectively)	$205,457,282	$90,854,483
Dividends Receivable	135,685	135,209
Receivable for Capital Shares Sold	63,927	—
Prepaid Expenses	16,973	13,477
Receivable for Investment Securities Sold	—	4,062,384
Reclaim Receivable	—	9,285

Total Assets	205,673,867	95,074,838

Liabilities:
Payable for Investment Securities Purchased	279,638	932,429
Payable due to Adviser	96,170	50,104
Payable due to Administrator	19,668	8,962
Payable due to Trustees	3,034	1,337
Chief Compliance Officer Fees Payable	2,371	1,045
Payable for Capital Shares Redeemed	1,747	—
Payable due to Shareholder Servicing Agent (Investor Class Shares)	136	—
Other Accrued Expenses	63,846	29,192

Total Liabilities	466,610	1,023,069

Net Assets	$205,207,257	$94,051,769

Net Assets Consist of:
Paid-in Capital	$128,690,596	$75,450,430
Undistributed Net Investment Income	555,328	1,584,914
Accumulated Net Realized Gain on Investments	15,603,342	3,004,734
Net Unrealized Appreciation on Investments	60,357,991	14,011,691

	$205,207,257	$94,051,769

Institutional Class Shares:
Net Assets	$204,895,368	$94,011,635
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	14,145,284	8,643,044
Net Asset Value, Offering and Redemption Price Per Share	$14.49	$10.88

Investor Class Shares:
Net Assets	$311,889	$40,134
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	21,387	3,684
Net Asset Value, Offering and Redemption Price Per Share	$14.58	$10.89

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2014

STATEMENTS OF OPERATIONS
	Large Cap Growth Fund	Dividend Growth Fund

Investment Income
Dividends	$2,525,492	$2,843,558
Less: Foreign Taxes Withheld	(32,743)	(3,024)

Total Investment Income	2,492,749	2,840,534

Expenses
Investment Advisory Fees	1,293,404	591,092
Administration Fees	238,785	94,576
Trustees’ Fees	11,222	6,231
Chief Compliance Officer Fees	7,337	4,215
Shareholder Servicing Fees (Investor Class Shares)	762	147
Transfer Agent Fees	80,335	65,428
Registration Fees	35,993	18,186
Audit Fees	31,211	13,953
Legal Fees	29,026	7,298
Printing Fees	13,817	10,820
Custodian Fees	11,242	1,603
Deferred Offering Costs (See Note 2)	—	48,200
Insurance and Other Expenses	14,112	6,549

Total Expenses	1,767,246	868,298

Less:
Waiver of Investment Advisory Fees	(78,767)	(120,141)
Fees Paid Indirectly	(7)	(6)

Net Expenses	1,688,472	748,151

Net Investment Income	804,277	2,092,383

Net Realized Gain on Investments	16,421,179	2,745,592
Net Change in Unrealized Appreciation (Depreciation) on Investments	13,122,868	3,499,799

Net Realized and Unrealized Gain on Investments	29,544,047	6,245,391

Net Increase in Net Assets Resulting from Operations	$30,348,324	$8,337,774

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2014	Year Ended October 31, 2013

Operations:
Net Investment Income	$804,277	$957,068
Net Realized Gain on Investments	16,421,179	11,284,625
Net Change in Unrealized Appreciation (Depreciation) on Investments	13,122,868	33,634,782

Net Increase in Net Assets Resulting from Operations	30,348,324	45,876,475

Dividends and Distributions:
Net Investment Income:
Institutional Class	(849,158)	(1,463,739)
Investor Class	(799)	—
Net Realized Gains:
Institutional Class	(10,401,012)	(111,671)
Investor Class	(12,425)	(70)

Total Dividends and Distributions	(11,263,394)	(1,575,480)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	9,537,810	32,832,012
Reinvestment of Distributions	11,106,141	1,553,977
Redeemed	(28,484,845)	(26,997,050)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(7,840,894)	7,388,939

Investor Class Shares
Issued	174,199	76,073
Reinvestment of Distributions	13,219	70
Redeemed	(101,136)	—

Net Increase in Net Assets from Investor Class Share Transactions	86,282	76,143

Net Increase (Decrease) in Net Assets from Share Transactions	(7,754,612)	7,465,082

Total Increase in Net Assets	11,330,318	51,766,077

Net Assets:
Beginning of Year	193,876,939	142,110,862

End of Year (including undistributed net investment income of $555,328 and $599,812, respectively)	$205,207,257	$193,876,939

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
	Year Ended October 31, 2014	Period Ended October 31, 2013*

Operations:
Net Investment Income	$2,092,383	$279,541
Net Realized Gain on Investments	2,745,592	2,955,602
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,499,799	(840,405)

Net Increase in Net Assets Resulting from Operations	8,337,774	2,394,738

Dividends and Distributions:
Net Investment Income:
Institutional Class	(528,971)	—
Investor Class	(1,331)	—
Net Realized Gains:
Institutional Class	(2,945,784)	—
Investor Class	(7,401)	—

Total Dividends and Distributions	(3,483,487)	—

Capital Share Transactions:(1)
Institutional Class Shares
Issued	18,941,472	1,238,300
Issued in Connection with In-Kind Transfers**	—	65,053,828
Reinvestment of Distributions	3,473,875	—
Redeemed	(1,926,604)	(104)

Net Increase in Net Assets from Institutional Class Share Transactions	20,488,743	66,292,024

Investor Class Shares
Issued	257,941	26,600
Reinvestment of Distributions	8,733	—
Redeemed	(271,193)	(104)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(4,519)	26,496

Net Increase in Net Assets from Share Transactions.	20,484,224	66,318,520

Total Increase in Net Assets	25,338,511	68,713,258

Net Assets:
Beginning of Period	68,713,258	—

End of Period (including undistributed net investment income of $1,584,914 and $282,934, respectively)	$94,051,769	$68,713,258

*	Commenced operations on July 26, 2013.

**	See Note 1 in the Notes to Financial Statements.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amount	designated as “—” is $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Class Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$13.20	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.05	0.07		0.08	(0.00	)^
Net Realized and Unrealized Gain (Loss)	2.01	3.16		0.79	(0.77)

Total from Operations	2.06	3.23		0.87	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.06)	(0.11)		(0.01)	—	^
Net Realized Gains	(0.71)	(0.01)		—	—

Total Dividends and Distributions	(0.77)	(0.12)		(0.01)	—

Net Asset Value, End of Period	$14.49	$13.20		$10.09	$9.23

Total Return†	16.36%	32.33%		9.39%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$204,895	$193,684		$142,034	$100,192
Ratio of Expenses to Average Net Assets(2)	0.85%	0.94	%(3)	0.85%	0.85	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.89%	1.00%		0.99%	1.28	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.40%	0.58%		0.81%	(0.12	)%**
Portfolio Turnover Rate	49%	71%		82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.01 per share.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.85%, 0.94%, 0.85% and 0.85%, respectively.

(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.85%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Class Shares
	Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$13.30	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.02	0.03		0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	2.01	3.19		0.82	(0.76)

Total from Operations	2.03	3.22		0.86	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.04)	—		0.00 (3)	—
Net Realized Gains	(0.71)	(0.01)		—	—

Total Dividends and Distributions	(0.75)	(0.01)		0.00 (3)	—

Net Asset Value, End of Period	$14.58	$13.30		$10.09	$9.23

Total Return†	15.98%	31.92%		9.38%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$312	$193		$77	$256
Ratio of Expenses to Average Net Assets(2)	1.10%	1.19	%(4)	1.09%	0.91	%**^
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.14%	1.25%		1.23%	1.23	%**^
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	0.24%		0.36%	(0.41	)%**^
Portfolio Turnover Rate	49%	71%		82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.10%, 1.19%, 1.09% and 0.91%, respectively.

(3)	Amount represents less than $0.01 per share.

(4)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 1.10%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Class Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$10.36	$10.00

Income from Operations:
Net Investment Income(1)	0.28	0.04
Net Realized and Unrealized Gain	0.77	0.32

Total from Operations	1.05	0.36

Dividends and Distributions from:
Net Investment Income	(0.08)	—
Net Realized Gains	(0.45)	—

Total Dividends and Distributions	(0.53)	—

Net Asset Value, End of Period	$10.88	$10.36

Total Return†	10.67%	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$94,012	$68,686
Ratio of Expenses to Average Net Assets(2)	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10%	1.30	%**
Ratio of Net Investment Income to Average Net Assets	2.65%	1.65	%**
Portfolio Turnover Rate	101%	29	%***

*	Commenced operations on July 26, 2013.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.95% and 0.95%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Class Shares
	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$10.36	$10.00

Income from Operations:
Net Investment Income(1)	0.32	0.04
Net Realized and Unrealized Gain	0.74	0.32

Total from Operations	1.06	0.36

Dividends and Distributions from:
Net Investment Income	(0.08)	—
Net Realized Gains	(0.45)	—

Total Dividends and Distributions	(0.53)	—

Net Asset Value, End of Period	$10.89	$10.36

Total Return†	10.76%	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$40	$27
Ratio of Expenses to Average Net Assets(2)	1.04%	1.00	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.21%	1.31	%**
Ratio of Net Investment Income to Average Net Assets	3.14%	1.36	%**
Portfolio Turnover Rate	101%	29	%***

*	Commenced operations on July 26, 2013.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.04% and 1.00%, respectively .

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 40 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Westfield Capital Dividend Growth Fund (the “Dividend Growth Fund”) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The investment objective of the Large Cap Growth Fund is long-term growth of capital by investing primarily (at least 80% of its net assets) in equity securities. The Large Cap Growth Fund is a diversified fund and focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The investment objective of the Dividend Growth Fund is long-term growth of capital by investing in equity securities from a variety of economic sectors with a history or prospect of paying stable or increasing dividends. The Dividend Growth Fund is a diversified fund. The Dividend Growth Fund commenced operations on July 26, 2013 as a result of a contribution in-kind from a limited partnership managed by the Adviser. On this date, the Dividend Growth Fund issued 6,505,383 shares and acquired securities tax-free at their then current value of $65,053,828, including unrealized appreciation of $11,352,297.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2014, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2014, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For details of investment classifications, reference the Schedules of Investments.

For the year ended October 31, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities. During the year ended October 31, 2014, there were no Level 3 securities.

During the year ended October 31, 2014, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders. With the exception of the accrued built-in gains tax associated with the in-kind transaction (described below), no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

including, but not limited to, examination by tax authorities (i.e., the three open tax year ends for the Large Cap Growth Fund and the two open tax year ends for the Dividend Growth Fund), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits.

Built-in Gains Tax from In-Kind Transaction — The Large Cap Growth Fund received a contribution of portfolio securities from a C-Corporation that included a net unrealized built-in gain. For income tax purposes, the Fund is required to track the net built-in gain and recognize an income tax liability when such gains are realized. As of October 31, 2014, the Fund does not have any material tax liability relating to the recognition of realized gain on certain securities contributed by the C-Corporation.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Classes —  Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Dividend Growth Fund. As of October 31, 2014, deferred offering costs for the Dividend Growth Fund have been fully amortized.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $120,000 per Fund, plus $15,000 for each additional class created, or 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% of any amount above $1 billion of the Funds’ average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2014, the Large Cap Growth Fund and Dividend Growth Fund incurred shareholder servicing fees of $762 and $147, respectively. These fees represent 0.25% and 0.09% of the Net Assets of the Large Cap Growth Fund and Dividend Growth Fund, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. During the year ended October 31, 2014, the Large Cap Growth Fund and Dividend Growth Fund earned cash management credits of $7 and $6, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Citibank, N.A. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Large Cap Growth Fund at a fee calculated at an annual rate of 0.65% and to the Dividend Growth Fund at a fee calculated at an annual rate of 0.75% of the respective Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until February 28, 2015. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Large Cap Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2015. As of October 31, 2014, fees for the Large Cap Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were $188,557, $106,708 and $78,767, expiring in 2015, 2016 and 2017, respectively. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Dividend Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.95% of the average daily net assets of each class until February 28, 2015. In addition, if at any

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Dividend Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.95% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2015. As of October 31, 2014, fees for the Dividend Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were $58,712 and $120,141 expiring in 2016 and 2017, respectively.

6. Share Transactions:

Large Cap Growth Fund	Year Ended October 31, 2014	Year Ended October 31, 2013

Share Transactions:
Institutional Class Shares
Issued	699,747	2,856,321
Reinvested	867,566	153,516
Redeemed	(2,093,713)	(2,408,262)

Net Increase (Decrease) in Institutional Class Shares	(526,400)	601,575

Investor Class Shares
Issued	12,960	6,903
Reinvested	1,025	7
Redeemed	(7,144)	—

Net Increase in Investor Class Shares	6,841	6,910

Dividend Growth Fund	Year Ended October 31, 2014	Period Ended October 31, 2013*

Share Transactions:
Institutional Class Shares
Issued	1,849,934	122,920
Issued in Connection with In-Kind Transfer**	—	6,505,383
Reinvested	348,581	—
Redeemed	(183,764)	(10)

Net Increase in Institutional Class Shares	2,014,751	6,628,293

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Dividend Growth Fund	Year Ended October 31, 2014	Period Ended October 31, 2013*
Investor Class Shares
Issued	25,286	2,643
Reinvested	876	—
Redeemed	(25,111)	(10)

Net Increase in Investor Class Shares	1,051	2,633

*	Commenced operations on July 26, 2013.
**	See Note 1.

7. Investment Transactions:

For the year ended October 31, 2014, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales
Large Cap Growth Fund	$95,858,121	$115,941,487
Dividend Growth Fund	90,414,473	77,637,830

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2014.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Permanent book and tax basis differences which are primarily attributable to REIT adjustments, master limited partnership adjustments and built-in gain tax, have been classified to/(from) the following for the year ended October 31, 2014:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Large Cap Growth Fund	$1,196	$(1,196)	$—
Dividend Growth Fund	(260,101)	260,118	(17)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the during the years or periods ended October 31, 2014 and October 31, 2013 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Large Cap Growth Fund
2014	$3,179,221	$8,084,173	$11,263,394
2013	1,463,739	111,741	1,575,480
Dividend Growth Fund
2014	1,040,055	2,443,432	3,483,487

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings
Large Cap Growth Fund	$3,248,212	$13,386,621	$59,881,828	$76,516,661
Dividend Growth Fund	1,584,914	3,004,734	14,011,691	18,601,339

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

For Federal income tax purposes, the cost of securities owned at October 31, 2014, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which are temporary adjustments for Federal income tax purposes in the current period.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2014 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Growth Fund	$145,575,454	$60,670,249	$(788,421)	$59,881,828
Dividend Growth Fund	76,842,792	14,427,650	(415,959)	14,011,691

9. Other:

At October 31, 2014, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Large Cap Growth Fund, Institutional Class	2	36%
Large Cap Growth Fund, Investor Class	2	93%
Dividend Growth Fund, Institutional Class	2	43%
Dividend Growth Fund, Investor Class	2	100%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

Westfield Capital Large Cap Growth Fund and

Westfield Capital Dividend Growth Fund:

In our opinion the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund (two of the portfolios constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Funds”) at October 31,2014, the results of their operations for the year then ended, the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2014

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Large Cap Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,091.90	0.85%	$4.46
Investor Class	1,000.00	1,089.70	1.10	5.79

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.94	0.85%	$4.31
Investor Class	1,000.00	1,019.66	1.10	5.60

Dividend Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,060.40	0.95%	$4.93
Investor Class	1,000.00	1,061.40	1.07	5.56

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.42	0.95%	$4.84
Investor Class	1,000.00	1,019.81	1.07	5.45

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III and O’Connor EQUUS. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-454-0738. The following chart lists Trustees and Officers as of October 31, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, O’Connor EQUUS, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003. Chairman of the Board of Trustees of The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005-January 2007).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.

BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.

GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.

None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)

RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.

DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.

JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.

LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012- present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).

JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014- present). Associate Stradley Ronon Stevens & Young (2009-2014).
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 40 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held by Officer

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 14, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2014

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2014 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2014, the Funds are designating the following items with regard to distributions paid during the year.

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
Large Cap Growth Fund	28.23%	71.77%	100.00%	71.43%	71.88%	0.00%	0.00%	100.00%
Dividend Growth Fund	29.86%	70.14%	100.00%	60.04%	64.80%	0.00%	0.00%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2014. Complete information will be computed and reported with your 2014 Form 1099-DIV.

Westfield Capital Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WCM-AR-001-0400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$110,750	$0	$0	$43,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$200,000	$0	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $200,000 and $0 for 2014 and 2013, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2015

By (Signature and Title)*	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman,
Treasurer, Controller & CFO

Date: January 6, 2015

*	Print the name and title of each signing officer under his or her signature.